UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-51462	20-3174202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3530 Toringdon Way, Suite 200, Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 341-1516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 4, 2012, Chelsea Therapeutics International, Ltd. (the “Company”) issued a press release announcing the results of Study 306B, the Company’s Phase III trial evaluating the efficacy of Northera™ (droxidopa) for the treatment of symptomatic neurogenic orthostatic hypotension associated with Parkinson’s Disease. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 4, 2012, the Company also hosted a conference call and webcast to discuss the Study 306B results. A copy of the slide presentation included in the webcast is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated December 4, 2012.

99.2	PowerPoint presentation of December 4, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

By:	/s/ J. Nick Riehle
J. Nick Riehle
Chief Financial Officer

Dated: December 5, 2012

Exhibit Index

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated December 4, 2012.

99.2	PowerPoint presentation of December 4, 2012.